IRE 334026

FIRST AMENDMENT TO REAL ESTATE PURCHASE AND SALE AGREEMENT

          THIS FIRST AMENDMENT TO REAL ESTATE PURCHASE AND SALE AGREEMENT (“First Amendment”) is made effective as of this 8th day of January, 2007, by and between THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation (“Seller”) and NTS REALTY HOLDINGS LIMITED PARTNERSHIP, a Delaware limited partnership (“NTS”) and OVERLOOK ASSOCIATES, LLC a Colorado limited liability company (“Overlook Associates”). NTS and Overlook Associates are hereinafter referred to collectively as “Buyer.”

          WHEREAS, Seller and Buyer entered into that certain Real Estate Purchase and Sale Agreement with an Effective Date of December 8, 2006 (the Agreement”).

          WHEREAS, Buyer and Seller desire to amend the Agreement.

          NOW THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.    The definition of Approval Date in Article 2 is hereby deleted and replaced with January 11, 2007.

          2.    All of the terms and conditions of the Agreement, except as herein modified, shall remain in full force and effect.

          3.    Unless defined otherwise in this First Amendment, the capitalized terms appearing herein shall have the same definitions as appear in the Agreement.

          4.    This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument and that facsimile signatures shall have the same effect as original signatures. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

          IN WITNESS WHEREOF, the parties have executed this First Amendment as of the day and year first written above.

SELLER:	THE NORTHWESTERN MUTUAL LIFE INSURANCE
COMPANY, a Wisconsin corporation

By:    Northwestern Investment Management Company, LLC,
          a Delaware limited liability company, its wholly owned
          affiliate and authorized representative

          By: /s/ Thomas D. Zale
          Name: Thomas D. Zale
Title: Managing Director

BUYER	NTS REALTY HOLDINGS LIMITED PARTNERSHIP,
a Delaware limited partnership

By:   NTS Realty Capital, Inc., a Delaware corporation, its
Managing General Partner

By: /s/ Brian F. Lavin
Name: Brian F. Lavin
Its: President/CEO

AND OVERLOOK ASSOCIATES, LLC, a Colorado limited liability company By: /s/ John P. Hill, Jr. Name: John P. Hill, Jr. Its: Manager

doc#285142/sae

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